UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

dELiA*s, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

September 23, 2013

Dear Stockholder,

It is my pleasure to invite you to dELiA*s’ Special Meeting of Stockholders.

We will hold the Special Meeting at 9:00, a.m., local time, on Thursday, October 24, 2013, at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

This booklet includes our Notice of Special Meeting and Proxy Statement (containing important information about the matters to be acted upon at the Special Meeting), and is accompanied by our proxy card. The Proxy Statement describes the business that we will conduct at the Special Meeting and provides information about us that you should consider when you vote your shares.

Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting. If you attend the Special Meeting and prefer to vote in person, you may do so.

Thank you for your ongoing support of dELiA*s. We look forward to seeing you at the Special Meeting.

Sincerely,

Tracy Gardner

Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:	Thursday, October 24, 2013
Time:	9:00 a.m., local time
Place:	Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174

Dear Stockholder:

At the Special Meeting, we will ask you to:

•

ratify the terms of the sale and issuance of an aggregate of $21,775,000 in principal amount of secured 7.25% convertible notes issued in a private placement to certain of our officers, directors, existing stockholders and other accredited investors and to approve the issuance of 20,738,100 shares (subject to adjustment) of common stock into which these notes are automatically convertible, as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and (d);

•

approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposal listed above; and

•	transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 18, 2013 as the record date for identifying those stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. The Proxy Statement and the accompanying form of proxy card will be mailed to all stockholders of record on or about September 23, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 24, 2013.

THE PROXY STATEMENT IS AVAILABLE AT

HTTP://WWW.ASTPROXYPORTAL.COM/AST/14450/.

BY ORDER OF THE BOARD OF DIRECTORS

David J. Dick
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

September 23, 2013

i

PROXY STATEMENT FOR THE dELiA*s, INC.

SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of dELiA*s, Inc. (“dELiA*s,” the “Company,” “us,” “our” or “we”) is soliciting your proxy to vote at our Special Meeting of Stockholders (the “Special Meeting”) and any adjournments or postponements of the Special Meeting. This Proxy Statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card or, if you own shares in “street name,” you will need to instruct your bank, broker or other nominee to vote your shares, as described below.

On or about September 23, 2013, we began sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card to all stockholders of record as of the close of business on September 18, 2013.

What Information is Contained in These Materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.

Who May Vote?

Only stockholders of record of our common stock, $.001 par value per share (“Common Stock”), at the close of business on September 18, 2013, or the “record date,” are entitled to vote at the Special Meeting. The Common Stock is our only authorized class of voting stock. As of September 18, 2013, we had 47,975,152 shares of Common Stock outstanding.

Stockholder of Record: Shares Registered in Your Name

If on September 18, 2013 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or you may vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on September 18, 2013 your shares were registered in the name of your broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee or you bring a letter, in form and substance satisfactory to the Company, from the bank, broker or nominee indicating that you were the beneficial owner of the shares on September 18, 2013, the record date for voting, and authorizing you to vote your shares.

Can I Attend the Special Meeting?

You are invited to attend the Special Meeting if you are a stockholder of record or a beneficial owner as of September 18, 2013. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker, bank, or other nominee or a copy of a brokerage statement showing your share ownership as of September 18, 2013.

How Many Votes Do I Have?

Each share of Common Stock that you own entitles you to one vote.

How Do I Vote By Proxy?

Stockholder of Record: Shares Registered in Your Name

Whether or not you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or if you have stock certificates, you may vote by completing, signing and mailing the enclosed proxy card in the envelope provided. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete, sign and date the enclosed proxy card and return it promptly in accordance with the instructions of your broker, bank or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?

If we receive a properly completed proxy card in time to vote, your “proxies,” Ryan A. Schreiber, our Senior Vice President, General Counsel and Secretary, and/or David J. Dick, our Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, will vote the shares as you or your bank, broker or other nominee have directed. If we receive a properly completed proxy card but no specific choices are made, your proxies will vote those shares as recommended by the Board of Directors as follows:

•

“FOR” ratification of the sale and issuance of an aggregate of $21,775,000 in principal amount of secured 7.25% convertible notes issued in a private placement to certain of our officers, directors, existing stockholders and other accredited investors and approval of the issuance of 20,738,100 shares (subject to adjustment) of Common Stock into which these notes are automatically convertible, as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and (d); and

•

“FOR” the grant of discretionary authority to the proxy holders to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes to approve the proposal listed above.

If any other matter is presented at the Special Meeting, your proxies will vote in accordance with their best judgment. As of the date of this Proxy Statement, we knew of no matters to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

If you are a record holder and you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

•	you may send in another proxy with a later date;

•	you may notify Ryan A. Schreiber, our Secretary, in writing before the Special Meeting that you have revoked your proxy; or

•	you may vote in person at the Special Meeting. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

As noted above, if your shares are held in street name, you must follow the instructions provided by your bank, broker, or other nominee in order to revoke your proxy.

What if I Receive More Than One Proxy Card?

If you hold shares of our Common Stock in more than one account, whether as a record holder or in street name, you may receive more than one proxy card, or voting instruction form. If you choose to vote by proxy, which we recommend, please vote in the manner described under “How Do I Vote By Proxy?” for each account to ensure that all of your shares are voted.

How Do I Vote in Person?

If you hold shares in your own name (rather than in street name) and you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you are not the stockholder of record and you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee or you bring a letter, in form and substance satisfactory to the Company, from the bank, broker or nominee indicating that you were the beneficial owner of the shares on September 18, 2013, the record date for voting.

Will My Shares be Voted if I Don’t Provide My Proxy or Instruction Form?

Registered Stockholders. If your shares are registered in your name, your shares will not be voted unless you provide a proxy or vote in person at the Special Meeting.

Beneficial Owners. If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee.

Non-Discretionary Items. Each of the Proposals is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from you.

What Vote is Required to Approve Each Proposal?

Proposal 1: Ratify Terms of Note Offering and Approve Issuance of Underlying Shares.

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Special Meeting and entitled to vote is required to ratify the terms of the sale and issuance of an aggregate of $21,775,000 in principal amount of secured 7.25% convertible notes issued in a private placement to certain of our officers, directors, existing stockholders and other accredited investors and to approve the issuance of 20,738,100 shares of Common Stock into which these notes are automatically convertible, as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and (d). You may vote either FOR or AGAINST ratification and approval, or you may ABSTAIN. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to the resolution. Abstentions and broker non-votes will not affect the vote on this proposal.

Pursuant to the Securities Purchase Agreement, each note investor has agreed to vote all shares of Common Stock it beneficially owns on the record date and that are eligible to vote at the Special Meeting in favor of Proposal 1. As of September 18, 2013, the Management and Director Investors (as hereinafter defined) owned an aggregate of 3,318,894 (6.9%) of the outstanding shares of Common Stock, and we have been advised these shares will be voted in favor of Proposal 1.

Proposal 2: Approve Grant of Authority to Proxy Holders to Adjourn the Special Meeting.

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Special Meeting and entitled to vote is required to approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 described above. You may vote either FOR or AGAINST approval, or you may ABSTAIN. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to the resolution. Abstentions and broker non-votes will not affect the vote on this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We let only our Inspector of Election (a representative of American Stock Transfer & Trust Company, our transfer agent) examine these documents. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K that we expect to file within four business days of the Special Meeting.

Who Pays the Costs of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock as of the record date is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy and abstentions will be counted for purposes of determining whether a quorum exists.

On the record date, there were 47,975,152 shares of our Common Stock outstanding and entitled to vote. Thus, 23,987,577 shares of our Common Stock must be represented by proxy or by stockholders present at the Special Meeting to have a quorum. If there is no quorum, the chairman of the Special Meeting or holders of a majority of the votes present, in person or by proxy, at the Special Meeting may adjourn the Special Meeting to another time or date.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

Proposal 1:	Ratification of Terms of Note Offering and Approval of Issuance of Underlying Shares Upon Note Conversion.

Description of the Note Offering

As reported on our Current Report on Form 8-K that we filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2013, and which is incorporated herein by reference, on July 25, 2013, we entered into an underwriting agreement with Janney Montgomery Scott LLC (the “Underwriter”) in connection with a public offering of 13,065,453 shares of Common Stock at a public offering price of $1.05 per share, less applicable underwriting discounts and commissions (the “Public Offering”). The Underwriter was granted an option to purchase up to 1,959,817 additional shares of Common Stock exercisable up to 30 days after the date of the prospectus supplement relating to the Public Offering. The Underwriter exercised its option in full, and the Public Offering of a total of 15,025,270 shares of Common Stock closed on July 31, 2013. As a result, we received approximately $14,800,000, net of underwriting discounts and commissions, at the closing of the Public Offering.

In addition, on July 25, 2013, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Tracy Gardner, our Chief Executive Officer and a director of the Company, and Prendel, LLC (“Prendel”), a company affiliated with Michael Zimmerman, Chairman of the Board of the Company (collectively, the “Management and Director Investors”), and certain existing stockholders and other accredited investors (the “Outside Investors,” and, together with the Management and Director Investors, the “Private Investors”). Pursuant to the Securities Purchase Agreement, we sold and issued in a private placement transaction (the “Private Offering”) an aggregate of $21,775,000 in principal amount of our secured 7.25% convertible notes (the “Notes”) at a closing that occurred concurrently with the Public Offering on July 31, 2013 (the “Private Offering Closing”). The Underwriter acted as the sole placement agent for the Private Offering. The Notes will automatically convert into shares of Common Stock upon receipt of stockholder approval of the Private Offering and the issuance of the underlying shares of Common Stock. In such event, we will issue 20,738,100 shares (subject to adjustment as noted below) of Common Stock (the “Underlying Shares”) at a conversion price equal to the Public Offering price of $1.05 per Underlying Share, and we will receive approximately $20,250,000, net of placement agent fees. Management and Director Investors purchased $4,000,000 of the $21,775,000 in principal amount of the Notes which, upon receipt of stockholder approval, are automatically convertible into 3,809,525 of the 20,738,100 Underlying Shares at an initial conversion price of $1.05 per Underlying Share. Ms. Gardner purchased a Note in the principal amount of $250,000 which, upon receipt of stockholder approval, is automatically convertible into 238,096 shares of Common Stock, and Prendel purchased a Note in the principal amount of $3,750,000 which, upon receipt of stockholder approval, is automatically convertible into 3,571,429 shares of Common Stock. Until our stockholders ratify the terms of the Private Offering and approve the issuance of the shares of common stock issuable upon automatic conversion of the Notes, the proceeds from the sale of the Notes have been placed in an interest bearing deposit account with a bank, and may not be used by the Company.

The Private Offering was approved by a committee of disinterested directors (the “Disinterested Director Committee”) consisting of Paul Raffin and Scott Rosen. Messrs. Raffin and Rosen did not participate in the Public Offering or in the Private Offering in order to serve as disinterested members of the Board of Directors to review, evaluate and authorize the terms of the Private Offering as disinterested directors.

Under the terms of the Securities Purchase Agreement, we agreed to use commercially reasonable efforts to:

(i)	provide each stockholder entitled to vote at the Special Meeting a proxy statement soliciting each such stockholder’s affirmative vote at the Special Meeting for approval of resolutions providing for ratification of the issuance of the Notes and approval of the issuance of the Underlying Shares in accordance with applicable law and the rules and regulations of the NASDAQ Global Market;

(ii)	solicit our stockholders’ approval of the resolutions and cause our Board of Directors to recommend to the stockholders that they approve the resolutions; and

(iii)	cause the Special Meeting to be promptly called and held not later than the 90th day following the Private Offering Closing.

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the Securities Purchase Agreement and the form of Notes entered into in connection with the Private Offering, copies of which are attached as Annex A hereto.

Reasons for the Private Offering

The Private Offering was done primarily to raise funds for working capital and other general corporate purposes. As background, in August 2012, we filed a shelf registration statement to enable us to issue to the public up to $30,000,000 of our securities. However, since the value of the Common Stock held by non-affiliates of the Company was less than $75,000,000, under applicable SEC rules we were only able to issue an amount equal to one-third of the value of the Common Stock held by our non-affiliates. Thus, we were only able to raise approximately $15,800,000 in the Public Offering. In order to raise additional funds, we entered into the Private Offering, which, if stockholders approve Proposal 1, will provide us with an additional approximately $20,250,000, after placement agent fees.

Reasons for the Management and Director Investor Participation

After consultation with the Underwriter, the Management and Director Investors agreed to participate in the Private Offering to reflect their continued commitment to the Company, the terms of which were approved by the Disinterested Director Committee.

Description of Notes

At the closing of the Private Offering on July 31, 2013, we sold and issued an aggregate of $21,775,000 in principal amount of our secured 7.25% convertible notes. The Notes bear interest at the rate of 7.25% per annum, which rate will automatically increase by 2% per annum after the occurrence and during the continuance of any event of default, as more fully described below.

Each Note matures on the earlier of (i) January 31, 2014 and (ii) the trading day after the Special Meeting if stockholder approval is not obtained at the Special Meeting. On the maturity date, we must pay to the holders of the Notes an amount in cash representing all outstanding principal and all accrued and unpaid interest.

If we obtain stockholder approval for Proposal 1 prior to the maturity date, then the outstanding principal amount of all of the Notes automatically will convert into shares of Common Stock at a conversion price of $1.05 per share (subject to adjustment) on the date on which stockholder approval is obtained. No automatic conversion will occur if an event of default (as more fully described below and in the form of Note) has occurred and is continuing on the date on which stockholder approval is obtained and remains uncured prior to the earlier of (i) the maturity date and (ii) the acceleration of the Note by the holder. Accrued and unpaid interest on the date of conversion is payable in cash by the Company.

As described above, until our stockholders ratify the terms of the Private Offering and approve the issuance of the Underlying Shares, the proceeds from the sale of the Notes have been placed in an interest bearing deposit account with a bank, and may not be used by the Company. As collateral security for our obligations under the Notes, we granted to the lead Private Investor in the Private Offering, on behalf of itself and the other Private Investors, a continuing, first priority, perfected, security interest in this deposit account, all funds in the account, and all cash and non-cash proceeds of the account. The security interest in this collateral will remain in effect until all of our obligations to the holders of the Notes are fully paid and satisfied.

Prendel, which as of the record date beneficially owned 2,463,251 shares of Common Stock, is the lead Private Investor. Prentice Capital Management, LP (“Prentice Capital”) serves as the investment manager of Prendel and has shared voting and dispositive power with respect to the shares of Common Stock owned by Prendel. Michael Zimmerman, the Chairman of the Board of the Company, is the managing member of the general partner of Prentice Capital and, as a result, he may be deemed to control Prentice Capital and Prendel and, therefore, may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Prendel. In addition, Mario Ciampi, a director of the Company, is an employee of Prentice Capital.

Events of default under the Notes include the following:

(i)	our failure to pay to the holder any amount of principal or interest when and as due under the Note and the continuation of this failure for a period of at least five trading days;

(ii)	the commencement by us of certain voluntary proceedings under any federal, state or foreign bankruptcy, insolvency, reorganization or other similar laws;

(iii)	the commencement against us by a third party of bankruptcy, insolvency, reorganization or liquidation proceedings which are not dismissed within 60 days of initiation;

(iv)	certain representations or warranties made by us in the Securities Purchase Agreement prove to be incorrect as of the time they were made and all such incorrect representations and warranties made by us, when taken together, shall result in a material adverse effect;

(v)	we shall (A) merge with any person, other than a merger with any subsidiary of the Company in which we are the surviving corporation, (B) sell all or substantially all of the Company’s assets to any person or entity, or (C) sell any equity interests of the Company if, after giving effect to the sale, any person or group owns more than 50% of our issued and outstanding equity interests; or

(vi)	our breach of certain covenants in the Note or in the Securities Purchase Agreement.

If an event of default specified in paragraphs (i), (iv), (v) or (vi) occurs, then each holder may declare its Note to be due and payable as to principal and all accrued interest. If any event of default specified in paragraphs (ii) or (iii) occurs, the principal and accrued interest on all Notes will automatically become due and payable.

If any event of default has occurred and is continuing, the lead Private Investor, on behalf of the Private Investors, may exercise in respect of the collateral all of the rights and remedies of a secured party upon default under the Uniform Commercial Code and under applicable law. If any event of default has occurred and is continuing, the holder may pursue any available remedy to collect the payment of principal and interest or to enforce the performance of any provision of the Note.

If we subdivide (by any stock split, stock dividend, recapitalization or similar action) one or more classes of our outstanding shares of Common Stock into a greater number of shares, the conversion price in effect immediately prior to the subdivision will be proportionately reduced and, accordingly, the number of shares issuable upon conversion of the Notes will increase. If we combine (by combination, reverse stock split or similar action) one or more classes of our outstanding shares of Common Stock into a smaller number of shares, the conversion price in effect immediately prior to the combination will be proportionately increased and, accordingly, the number of shares issuable upon conversion of the Notes will decrease.

Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, we have agreed, among other things, (i) to maintain our existence, and (ii) without the approval of our Board of Directors by a vote of at least four of the five members of our Board of Directors, not to (a) create, incur, assume, suffer to exist or otherwise become or remain liable with respect to, any indebtedness, other than pursuant to our existing Credit Agreement with Salus Capital Partners, LLC (“Salus”); (b) grant any Lien (as defined in the Securities Purchase Agreement) on the assets of the Company or its subsidiaries, other than the Salus Liens (as defined in the Securities Purchase Agreement) or any other Liens that are permitted under our existing Credit Agreement with Salus; and (c) with certain exceptions, issue or sell any shares of our capital stock or issue any options, warrants or convertible securities.

Registration Rights

We have also agreed to prepare and file with the SEC within 45 days of the Private Offering Closing a registration statement covering the resale of the Underlying Shares and cause the registration statement to become effective under the Securities Act of 1933, as amended, within 120 days of the Private Offering Closing. If the registration statement is not filed within 45 days after the Private Offering Closing or declared effective within 120 days of the Private Offering Closing, we have agreed to pay to each Private Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the purchase price paid by that Private Investor for the Notes purchased under the Securities Purchase Agreement per month until the registration statement is filed or declared effective (as applicable). The total amount of these payments may not exceed, when aggregated with all payments paid to all Private Investors, 5% of the aggregate purchase price of the Notes purchased pursuant to the Securities Purchase Agreement, or $1,088,750. On September 13, 2013 we filed with the SEC a registration statement covering the resale of the Underlying Shares, which filing was within 45 days of the Private Offering Closing. The registration statement has not yet been declared effective.

At any time following the first anniversary of the Private Offering Closing, the holders of at least 50% of the Underlying Shares held by the Management and Director Investors may make a demand for registration under the Securities Act of 1933, as amended, of an underwritten offering of all or part of their Underlying Shares. We have agreed to cause the registration statement to become effective under the Securities Act of 1933, as amended, within 150 days of the demand. The Private Investors participating in the underwritten offering are required to pay all fees and expenses incident to the performance of or compliance with a demand for such offering.

Possible Effects on Rights of Existing Stockholders

We may issue 20,738,100 shares (subject to adjustment, as noted above) of Common Stock pursuant to the automatic conversion of the Notes to the Private Investors. The issuance of these shares will result in further dilution to our stockholders. Additionally, sales in the public market of the Underlying Shares, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock.

Use of Proceeds

We expect to use the proceeds from the issuance of the Notes, if and when released from the deposit account after receipt of stockholder approval, to repay a portion of the outstanding amounts under our existing credit agreement with Salus and for working capital and other general corporate purposes.

Interests of the Company’s Directors, Executive Officers and Their Affiliates in the Proposal

The following table shows the number of Underlying Shares to be received by each of the Management and Director Investors upon conversion of the Notes, assuming the initial conversion price of $1.05 per Underlying Share, and the amount of “equity compensation” as interpreted under NASDAQ Stock Market Rule 5635(c), to each such Management and Director Investor as a result of the issuance of these shares:

Name	Number of Common Shares to be Acquired	Aggregate Difference Between Market Price and Conversion Price(1)	Aggregate Difference Between Market Price and Conversion Price(2)
Tracy Gardner	238,096	$152,382	$7,143
Michael Zimmerman (3)	3,571,429	$2,285,715	$107,143

TOTAL	3,809,525	$2,438,097	$114,286

(1)	The Aggregate Difference Between the Market Price and Conversion Price in this column is calculated by multiplying the number of Underlying Shares to be received on conversion of the Notes by the difference between the conversion price of $1.05 per Underlying Share and $1.69, the closing market price of our Common Stock on July 24, 2013, the day before the Company and the Management and Director Investors entered into the Securities Purchase Agreement.

(2)	The Aggregate Difference Between the Market Price and the Conversion Price in this column is calculated by multiplying the number of Underlying Shares to be received on conversion of the Notes by the difference between the purchase price of $1.05 per Underlying Share and the closing market price on September 13, 2013, the most recent practicable date before this Proxy Statement was printed for mailing to the stockholders, or $1.08 per Underlying Share.
(3)	Prendel will own and will have shared voting and dispositive power with respect to these shares of Common Stock. Prentice Capital serves as the investment manager of Prendel and has shared voting and dispositive power with respect to such shares. Mr. Zimmerman, the Company’s Chairman of the Board, is the managing member of the general partner of Prentice Capital. As a result, Mr. Zimmerman may be deemed to control Prentice Capital and Prendel and therefore may be deemed to be the beneficial owner of the 3,571,429 shares of Common Stock to be acquired by Prendel. In addition, Mario Ciampi, a director of the Company, is an employee of Prentice Capital.

If the stockholders approve Proposal 1 and the Notes issued to Ms. Gardner and Prendel are automatically converted into shares of Common Stock, Ms. Gardner and Prendel will beneficially own (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended), 1,113,096 (1.6%) and 6,142,823 (8.9%) shares of Common Stock, respectively.

Effects if Proposal 1 Is Not Approved

Unless stockholder approval of this Proposal 1 is received, the Notes will mature on the trading day immediately following the date of the Special Meeting, and the Company must then pay to the holders of the Notes an amount in cash representing all outstanding principal and all accrued and unpaid interest. In that event, the applicable funds held in the deposit account will be unavailable to us for working capital and other general corporate purposes. If we are required to repay these funds, we may need to raise additional capital or other financing to fund our operations. There can be no assurance that we would be successful in raising additional capital, or securing financing, if needed, or on terms satisfactory to us. Any inability to obtain required financing on sufficiently favorable terms may have a material adverse effect on our business, results of operations and financial condition.

Reasons for Stockholder Approval

Our Common Stock is listed on the NASDAQ Global Market and, as such, we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(c) requires stockholder approval for certain equity compensation arrangements. Under NASDAQ interpretations of Rule 5635, the issuance of common stock by a company to its directors, officers, consultants or their affiliates in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” by NASDAQ and requires stockholder approval. The conversion price per share of $1.05 for the Underlying Shares was less than the closing price on the NASDAQ Global Market immediately preceding the time that the Company entered into the Securities Purchase Agreement. The closing price per share of Common Stock on July 24, 2013 was $1.69. As a result, NASDAQ requires that the stockholders approve the issuance of the Underlying Shares to the Management and Director Investors under the Securities Purchase Agreement.

NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock in a transaction other than in a public offering if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Notes is $1.05 per Underlying Share, which is less than the greater of the book or market value of our Common Stock immediately before the Private Offering Closing. In addition, the terms of the Notes include anti-dilution adjustments that could result in a reduction of the conversion price in the future. If this Proposal is approved, the issuance of the Underlying Shares will exceed 20% of our Common Stock outstanding before the issuance. Accordingly, we are seeking your approval of this Proposal in order to satisfy the requirements of NASDAQ Marketplace Rule 5635(d) with respect to the issuance of all Underlying Shares.

Additionally, under the terms of the Securities Purchase Agreement, the Company agreed to obtain ratification by the stockholders of the sale and issuance of the Notes and approval of the stockholders for the issuance of the Underlying Shares. Accordingly, we are seeking your approval of this Proposal in order to satisfy the requirements of the Company under the Securities Purchase Agreement.

Under the terms of the Securities Purchase Agreement, the Company is required to use commercially reasonable efforts to submit this Proposal to our stockholders not later than October 29, 2013. Approval of this Proposal is intended to constitute approval pursuant to NASDAQ Marketplace Rules 5635(c) and (d) and under the terms of the Securities Purchase Agreement.

Dissenters’ Rights

Under Delaware law, you are not entitled to dissenters’ or appraisal rights in connection with this Proposal.

Vote Required

This Proposal to ratify the sale and issuance of the Notes, and to approve the issuance of the Underlying Shares, as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and (d) and the Securities Purchase Agreement, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such ratification and approval.

Agreement Regarding Voting

Pursuant to the Securities Purchase Agreement, each Private Investor has agreed to vote all shares of Common Stock it beneficially owns on the record date that are eligible to vote in favor of Proposal 1. As of September 18, 2013, the Management and Director Investors owned an aggregate of 3,318,894 (6.9%) of the outstanding shares of Common Stock, and we have been advised these shares will be voted in favor of Proposal 1.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE TERMS OF THE SALE AND ISSUANCE OF THE COMPANY’S SECURED 7.25% CONVERTIBLE NOTES ISSUED IN A PRIVATE PLACEMENT TO CERTAIN OF OUR OFFICERS, DIRECTORS, EXISTING STOCKHOLDERS AND OTHER ACCREDITED INVESTORS, AND THE APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE COMPANY’S SECURED 7.25% CONVERTIBLE NOTES, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULES 5635(c) AND (d).

Unless marked otherwise, proxies received will be voted FOR Proposal 1.

Proposal 2:	Approval of Grant of Authority to Proxy Holders to Adjourn Special Meeting.

This Proposal would give the proxy holders discretionary authority to vote to adjourn the Special Meeting if there are not sufficient affirmative votes present at the Special Meeting to approve Proposal 1. Approval of this Proposal 2 will allow the Company more time to solicit additional proxies to obtain sufficient shares voting in favor of Proposal 1. If the Company is unable to adjourn the Special Meeting to solicit additional proxies, Proposal 1 may fail, not because shareholders voted against the Proposal, but rather because there were not sufficient shares represented at the Special Meeting to approve the Proposal. The Company has no reason to believe at this time that an adjournment of the Special Meeting will be necessary.

Assuming the existence of a quorum, this Proposal will be approved if a majority of the shares entitled to vote in person or by proxy at the Special Meeting vote in favor of this Proposal. As such, abstentions and broker non-votes will count as a vote against this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL APPROVING A GRANT OF AUTHORITY TO THE PROXY HOLDERS TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1.

INFORMATION ABOUT dELiA*s SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 18, 2013 (other than as noted below) for (a) each of our current named executive officers, as defined in the Summary Compensation Table included in our definitive proxy statement in connection with our 2013 Annual Meeting of Stockholders, (b) each of our current directors, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by such stockholders or on information contained in filings by them with the SEC. Percentage of ownership is based on 47,975,152 shares of Common Stock outstanding on September 18, 2013.

Except where indicated in the footnotes below, the address for each director and executive officer listed is: c/o dELiA*s, Inc., 50 West 23rd Street, New York, New York 10010.

	Common Shares Beneficially Owned
Name of Beneficial Owner	Number		Percentage (%)
Executive Officers and Directors:
Mario Ciampi	105,869	(1)	*
Tracy Gardner	875,000	(2)	1.8%
Paul J. Raffin	203,505	(3)	*
Scott M. Rosen	210,889	(4)	*
Michael Zimmerman	2,571,394	(5)	5.4%
All current directors and executive officers as a group (8 persons)	4,497,396	(6)	9.3%
Five Percent Stockholders:
BlackRock Inc.	5,449,878	(7)	11.4%
T2 Partners Management LP	3,361,275	(8)	7.0%
Glenhill Advisors LLC	3,000,000	(9)	6.3%
North Run Capital LP	2,598,048	(10)	5.4%
Prentice Capital Management	2,571,394	(11)	5.4%

*	Less than 1%.
(1)	Includes 75,414 shares of restricted stock which have not vested but for which Mr. Ciampi has voting power and 2,500 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days.
(2)	Includes 625,000 shares of restricted stock which have not vested but for which Ms. Gardner has voting power and 125,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days. Does not include 238,096 shares issuable upon conversion of a Note issued to Ms. Gardner in the Private Offering.

(3)	Includes 84,993 shares of restricted stock which have not vested but for which Mr. Raffin has voting power and 5,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days.
(4)	Includes 84,993 shares of restricted stock which have not vested but for which Mr. Rosen has voting power and 5,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days.
(5)	Prendel owns and has shared voting and dispositive power with respect to 2,463,251 shares. Prentice Capital serves as the investment manager of Prendel and has shared voting and dispositive power with respect to such shares. Mr. Zimmerman is the managing member of the general partner of Prentice Capital. As a result, Mr. Zimmerman may be deemed to control Prentice Capital and Prendel and therefore may be deemed to be the beneficial owner of the 2,463,251 shares of Common Stock owned by Prendel. Mr. Zimmerman disclaims beneficial ownership of the 2,463,251 shares of Common Stock except to the extent of his pecuniary interest therein. Includes 75,414 shares of restricted stock which have not vested but for which Mr. Zimmerman has voting power and 2,500 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days. Does not include 3,571,429 shares issuable upon conversion of the Note issued to Prendel in the Private Offering.
(6)	Includes 1,045,814 shares of restricted stock which have not vested but for which the officers and directors have voting power and 496,976 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days. Does not include 3,809,525 shares issuable upon Notes issued to Ms. Gardner and Prendel issued in the Private Offering.
(7)

Based on a Schedule 13G filed with the SEC on September 9, 2013. According to this Schedule 13G, BlackRock, Inc. has the sole voting and dispositive power with respect to these shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10020.

(8)

Based on a Schedule 13G (Amendment No. 6) filed with the SEC on February 14, 2013, by T2 Partners Management, LP, T2 Partners Group, LLC, T2 Partners Management I, LLC, T2 Accredited Fund, LP, T2 Qualified Fund, LP, Tilson Offshore Fund, Ltd., Deerhaven Fund, LP (formerly T2 SPAC Fund, LP) and Tilson Focus Fund. According to the Schedule 13G, (1) T2 Partners Management, LP and T2 Partners Group, LLC have shared voting and dispositive power with respect to all such shares, (2) T2 Partners Management, LLC has shared voting and dispositive powers with respect to 2,323,621 of such shares, (3) T2 Accredited Fund, LP has shared voting and dispositive power with respect to 1,502,120 of such shares, (4) T2 Qualified Fund, LP has shared voting and dispositive power with respect to 409,558 of such shares, (5) Tilson Offshore Fund, Ltd. has shared voting and dispositive power with respect to 639,187 of such shares (6) Deerhaven Fund, LP has shared voting and dispositive power with respect to 411,493 of such shares, and (7) Tilson Focus Fund has shared voting and dispositive power with respect to 398,467 of such shares. The address of each of the above entities is 767 Fifth Avenue, 18th Floor, New York, New York 10153.

(9)

Based on a Schedule 13G filed with the SEC on August 5, 2013 by Glenhill Advisors, LLC, Glenn J. Krevlin, Glenhill Capital Advisors, LLC, Glenhill Capital Management, LLC, and Glenhill Capital Overseas Master Fund, LP. According to this Schedule 13G, Glenhill Advisors, LLC and Glenn J. Krevlin have sole voting and dispositive power with respect to such shares, Glenhill Capital Advisors, LLC and Glenhill Capital Management have shared voting and dispositive power with respect to such shares, and Glenhill Capital Overseas Master Fund, L.P. has shared voting and dispositive power with respect to 2,853,280 of such shares. The address of each of the above entities and individuals are 600 Fifth Avenue, 11th Floor, New York, New York 10020.

(10)

Based on a Schedule 13G (Amendment No. 2) jointly filed with the SEC on February 10, 2012 by North Run Advisors, LLC, a Delaware limited liability company (“North Run”), North Run GP, LP, a Delaware limited partnership (the “GP”), North Run Capital, LP, a Delaware limited partnership (the “Investment Manager”), Todd B. Hammer and Thomas B. Ellis. According to this Schedule 13G, each of the above named persons and entities have shared voting and dispositive power with respect to such shares. According to the Schedule 13G, Todd B. Hammer and Thomas B. Ellis are the principals and sole members of North Run and North Run is the general partner of both the GP and the Investment Manager. The address of each of the above individuals and entities is One International Place, Suite 2401, Boston, Massachusetts

02110. Does not include 2,738,095 shares issuable upon conversion of the Note issued to North Run Master Fund LP in the Private Offering.
(11)

Based on a Schedule 13D/A filed with the SEC on August 5, 2013 by Prentice Capital. Prendel owns and has shared voting and dispositive power with respect to such shares. Prentice Capital serves as the investment manager of Prendel and has shared voting and dispositive power with respect to such shares. Mr. Zimmerman is the managing member of the general partner of Prentice Capital and has shared voting and dispositive power with respect to such shares. As a result, Mr. Zimmerman may be deemed to control Prentice Capital and Prendel and therefore may be deemed to be the beneficial owner of the 2,463,251 shares of Common Stock owned by Prendel. Each of Prentice Capital and Mr. Zimmerman disclaim beneficial ownership of the 2,463,251 shares of Common Stock reported as owned by Prendel except to the extent of their pecuniary interest therein. In addition, Mario Ciampi, an employee of Prentice Capital, is a Director of dELiA*s, Inc. The address of each of the above named individuals and entities is 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830. Does not include 3,571,429 shares issuable upon conversion of the Note issued to Prendel in the Private Offering.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Information About Stockholder Proposals

To be considered for inclusion in our Proxy Statement relating to the 2014 Annual Meeting of Stockholders, stockholder proposals must be received no later than March 3, 2014. To be considered for presentation at such meeting, although not included in our Proxy Statement, proposals must comply with our Bylaws and must be received no earlier than April 17, 2014 and no later than May 17, 2014. As to any proposals intended to be presented by a stockholder without inclusion in our Proxy Statement relating to the 2014 Annual Meeting of Stockholders, the proxies named in our form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter no later than May 17, 2014. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by SEC regulations. All stockholder proposals should be marked for the attention of Secretary, dELiA*s, Inc., 50 West 23rd Street, New York, New York 10010.

Directions to Meeting

For directions to attend the Special Meeting in person, you may call 212-590-6200.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The internet address of the SEC’s website is www.sec.gov. Such reports and other information concerning the Company can also be retrieved by accessing our website (www.deliasinc.com). Information on our website is not part of this Proxy Statement.

We will provide each person to whom this Proxy Statement is delivered, including any beneficial owner of our shares, a copy of any document we file with the SEC, upon written or oral request at no cost, by writing or telephoning us at the address set forth below.

dELiA*s, Inc.

Attention: General Counsel

50 West 23rd Street

New York, New York 10010

(212) 590-6200

You may also view and print these reports and documents on the Investor Relations page of our website at www.deliasinc.com by clicking on “Investor Relations,” under “SEC Filings.”

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

David J. Dick

Senior Vice President, Chief Financial Officer,

Treasurer and Assistant Secretary

New York, New York

September 23, 2013

Annex A

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 25, 2013, by and among dELiA*s, Inc., a Delaware corporation with headquarters located at 50 West 23rd Street, New York, New York 10010 (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate principal amount of convertible notes (“Notes”), in substantially the form attached as Annex A hereto, set forth on such Investor’s signature page to this Agreement (which aggregate amount for all Investors together shall be $21,775,000 in aggregate principal amount under the Notes). The Notes may become convertible into shares of the common stock, par value $0.001 per share (the “Common Stock”), of the Company (collectively, the “Conversion Shares” and together with the Notes, the “Securities”).

C. The offering of the Notes is to be consummated simultaneously with the closing of and at a Conversion Price (as defined below) equal to the public offering price per share that the Common Stock is being offered to the public in the Company’s follow-on offering of Common Stock (“Follow-On Offering”) pursuant to the underwriting agreement (the “Underwriting Agreement”) to be entered into by and between the Company and Janney Montgomery Scott LLC, as representative of the several underwriters named therein (the “Underwriters”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“8-K Filing” has the meaning set forth in Section 4.4.

“Agent” has the meaning set forth in Section 3.1(i).

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Notes pursuant to Section 2.1.

“Closing Date” means the date of the closing of the Follow-On Offering, subject to satisfaction (or, if applicable, waiver) of the conditions to Closing specified herein.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Troutman Sanders LLP, counsel to the Company.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Conversion Price” has the meaning set forth in the Notes.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Conversion Shares” has the meaning set forth in the Preamble.

“Credit Agreement” means that certain credit agreement, dated as of June 14, 2013, by, among others, the Company, certain wholly-owned subsidiaries of the Company, and Salus, as amended and in effect from time to time.

“Demanding Investors” has the meaning set forth in Section 6.2(a).

“Deposit Account” means the deposit account of the Company established by the Company for the purpose of holding the proceeds of the Notes during the period provided for in the Purchase Agreement.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that a Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Environmental Laws” has the meaning set forth in Section 3.1(u).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Event” has the meaning set forth in Section 6.1(e).

“Event Payments” has the meaning set forth in Section 6.1(e).

“Excluded Investors” means the officers, directors, each of their Affiliates, and other Affiliates of the Company.

“Follow-On Offering” has the meaning set forth in the Preamble.

“Filing Date” means the date that is forty-five (45) days after the Closing Date or, if such date is not a Business Day, the next date that is a Business Day.

“GAAP” has the meaning set forth in Section 3.1(g).

“Hazardous Materials” has the meaning set forth in Section 3.1(u).

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services

(other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Indemnified Party” has the meaning set forth in Section 6.7(c).

“Indemnifying Party” has the meaning set forth in Section 6.7(c).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(q).

“Insolvent” has the meaning set forth in Section 3.1(h).

“Investor” has the meaning set forth in the Preamble.

“Knowledge” of the Company means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of any executive officer of the Company as of the date of this Agreement.

“Lead Investor” means Prendel LLC, an entity affiliated with Prentice Capital Management, LP.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means any of (i) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis, (ii) an adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents or (iii) an adverse effect on the legality, validity or enforceability of any of the Transaction Documents, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (y) a change in the market price or trading volume of the Common Stock or (z) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

“Money Laundering Laws” has the meaning set forth in Section 3.1(y).

“Notes” has the meaning set forth in the Preamble.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Conversion Shares issued or issuable pursuant to the Notes, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means the date which is one hundred and twenty (120) days after the Closing Date or, if such date is not a Business Day, the next date that is a Business Day.

“Rule 144,” “Rule 415,” “Rule 424,” and “Rule 430A” means Rule 144, Rule 415, Rule 424 and Rule 430A respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Sale Number” has the meaning set forth in Section 6.2(b).

“Salus” means Salus Capital Partners, LLC.

“Salus Amendment” has the meaning set forth in Section 2.2(a)(vii).

“Salus Liens” means liens securing the Company’s and certain of its Subsidiaries’ obligations under the Credit Agreement.

“SEC” has the meaning set forth in the Preamble.

“SEC Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the SEC, and a copy of which shall have been provided by the Company to the Investors, to a filed Registration Statement which require the Company to limit the amount of Registrable Securities which may be included therein to a number of Registrable Securities, which is less than such amount sought to be included thereon as filed with the SEC.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” has the meaning set forth in the Preamble.

“Short Sales” has the meaning set forth in Section 3.2(i).

“Subsidiary” means any direct or indirect subsidiary of the Company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink

OTC Markets (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(i).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Notes, and the Transfer Agent Instructions.

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Underwritten Demand Registration Request” has the meaning set forth in Section 6.2(a).

“Underwriting Agreement” has the meaning set forth in the Preamble.

“Underwriters” has the meaning set forth in the Preamble.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, a Note in the original principal amount set forth on such Investor’s signature page to this Agreement. The date and time of the Closing shall be 11:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of the Company’s Counsel.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i) a Note, duly executed by the Company, in the original principal amount set forth on such Investor’s signature page to this Agreement;

(ii) duly executed Transfer Agent Instructions, acknowledged by the Company’s Transfer Agent;

(iii) a legal opinion of Company Counsel, in the form of Exhibit B, executed by such counsel;

(v) a certificate of the Secretary or an Assistant Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Notes, (b) certifying the current versions of the certificate of incorporation and by-laws of the Company, as amended through the Closing Date, and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vi) a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions applicable to the Company specified in Section 5.1(a) and (b); and

(vii) the consent of Salus to the Transaction Documents to the extent required by the Credit Agreement and the acknowledgement by Salus that the Deposit Account and the proceeds thereof do not constitute “Collateral” (as defined in the Credit Agreement) under the Credit Agreement (the “Salus Amendment”).

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company (i) the aggregate purchase price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose and (ii) fully completed and executed copy of Exhibit A to this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors and the Agent as follows:

(a) Subsidiaries. Except as disclosed in Schedule 3.1(a) hereto and other than the Salus Liens, (1) the Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and (2) the Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: (i) A Merchandise, LLC, a Delaware limited liability company, (ii) dELiA*s Assets Corp., a Delaware corporation, (iii) DACCS, Inc., an Ohio corporation, (iv) dELiA*s Group Inc., a Delaware corporation, (v) dELiA*s Brand LLC, a Delaware limited liability company, (vi) dELiA*s Operating Company, a Delaware corporation, (vii) AMG Direct, LLC, a Delaware limited liability company, (viii) dELiA*s Distribution Company, Inc., a Delaware corporation, and (ix) dELiA*s Retail Company, a Delaware corporation.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required to be obtained or taken, as the case may be, by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Subsidiary are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(e) The Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Notes, when duly executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

(f) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f) hereto. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in Schedule 3.1(f) hereto, the Company did not have outstanding at July 25, 2013 any other Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors upon conversion of the Notes) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the Knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the

Exchange Act by reporting persons or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership in excess of 5% of the outstanding Common Stock.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(h) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or in Schedule 3.1(h) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any Knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any Knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(h), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(i) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Securities pursuant to this Agreement. The Company acknowledges that is has engaged Janney Montgomery Scott LLC as its exclusive placement agent (the “Agent”) in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(j) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, to our Knowledge, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The sale and issuance of the Securities hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(k) Form S-3 Eligibility. The Company is eligible to register the Conversion Shares for resale by the Investors using Form S-3 promulgated under the Securities Act.

(l) Listing and Maintenance Requirements. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

(m) Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

(n) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(o) Disclosure. The Company confirms that neither it nor any of its officers or directors has provided any of the Investors (other than Excluded Investors or investors who signed a confidentiality agreement with the Company) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement and the existence and terms of the offering of Common Stock in the Follow-On Offering). The Company understands and confirms that each of the Investors (other than Excluded Investors or investors who signed a confidentiality agreement with the Company) will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Investors regarding the Company and the Subsidiaries, their businesses and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s Knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or their businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor (other than Excluded Investors) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(p) Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors, in their capacity as such, is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor, in its capacity as such, is acting as a financial advisor or fiduciary of the Company with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(q) Patents and Trademarks. The Company and each Subsidiary owns, or possesses adequate rights or licenses to use, all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted (“Intellectual Property Rights”). None of the Company’s or any Subsidiary’s Intellectual Property Rights have expired or terminated, except as disclosed in the SEC Reports. Except as set forth in the SEC Reports, and except where such violations or infringements would not have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property Rights; (b) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property Rights; (c) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and/or its Subsidiaries’ rights in or to any such Intellectual Property Rights; (d) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights; and (e) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(r) Absence of Litigation. There is no action, suit or proceeding by or before any court or any governmental body or authority (y) which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (z) against the Company or any Subsidiary, which action, suit or proceeding would, if determined adversely, individually or in the aggregate, have a Material Adverse Effect.

(s) Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company’s relations with its employees are as disclosed in the SEC Reports, to the extent required. Except as disclosed in the SEC Reports, no current executive officer of the Company or any Subsidiary has notified the Company or any Subsidiary that such officer intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or a Subsidiary, as applicable. To the Knowledge of the Company, no executive officer of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(t) Labor Matters. The Company and each Subsidiary is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(u) Environmental Laws. The Company and each Subsidiary (i) is in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(v) Title to Assets. Except as set forth on Schedule 3.1(v) and the Salus Liens, neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for the Salus Liens and Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance

(w) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act).

(x) Foreign Corrupt Practices. Neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(y) Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(z) Internal Accounting Control. Each of the Company and the Subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.

(aa) Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor that is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor that is an entity of the Securities hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. Such Investor that is an individual has the capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. Such Investor is acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit A-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

(d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and each Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Investor acknowledges receipt of copies of the SEC Reports.

(g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor that is an entity or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(i) Prohibited Transactions; Confidentiality. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding an investment in the Company contemplated by the Transaction Documents. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(j) Restricted Securities. The Investors understand that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing the Securities will bear the legend set forth in Section 4.1(b).

(l) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Securities, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Each of the Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

THESE SECURITIES [(AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES)] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Certificates evidencing the Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to a registration statement (including the Registration Statement) covering the resale of such Securities that is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144, (iii) if the Securities are eligible for sale under Rule 144(b) without the requirement that adequate current public information exists with respect to the Company, or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). Following the date that a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (a) a legended certificate representing such Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (b) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

If within three Trading Days after receipt by the Company or its Transfer Agent of a legended certificate and the other documents as specified in clauses (a) and (b) of the paragraph immediately above, the Company shall fail to cause to be issued and delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within three Trading Days after the Investor’s request, pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (a) and (b) of the paragraph immediately above.

(c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the purchaser transferee of the pledge), and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 6.7 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2 Furnishing of Information. Until the date that any Investor owning Securities may sell all of them under Rule 144 of the Securities Act (or any successor provision) without volume limitations and without the requirement that there be adequate current public information with regards to the Company, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of this Section 4.2.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall, at or before 9:00 a.m., New York time, on the second Trading Day following execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby. On the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including this Agreement and the schedules hereto, and the names, and addresses of the Investors and the principal amount of Notes respectively purchased), in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except as herein provided, neither the Company nor any Subsidiary shall publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading Market. Neither the Company nor any Subsidiary shall, nor shall any of their respective officers, directors, employees and agents, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the issuance of the above referenced press release without the express written consent of such Investor.

4.5 Stockholder Approval. The Company shall use commercially reasonable efforts to provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”) a proxy statement soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its commercially reasonable efforts to solicit its stockholders’ approval of such Stockholder Resolutions and shall cause the Board of Directors of the Company to recommend to the stockholders that they approve such Stockholder Resolutions. The Company shall use its commercially reasonable efforts to cause the Stockholder Meeting to be promptly called and held not later than ninetieth (90th) day following the Closing Date. Each Investor agrees to vote all shares of Common Stock it beneficially owns on the record date applicable to the Stockholder Meeting that are eligible to vote in connection with the Stockholder Resolutions in favor of adopting the Stockholder Resolutions.

4.6 Use of Proceeds. Until such time as all of the Notes have been repaid in full (or have been automatically converted, in full, in accordance with their terms), the proceeds from the sale of the Securities will be placed in an interest bearing account with JPMorgan Chase Bank, N.A. and the Company shall not use or withdraw such proceeds or grant any Person (other than the Lead Investor, in its capacity as collateral agent for the Investors) any right, title or interest in or to the proceeds, which proceeds shall secure the obligations of the Company under the Notes. After such date as all of the Notes have been automatically converted, in full, in accordance with their terms, the Company intends to use the net proceeds from the sale of the Securities to repay a portion of the outstanding amounts under our existing Credit Agreement and for working capital and general corporate purposes.

4.7 Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person and the number of Conversion Shares issuable upon conversion of the Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Investor or its legal representatives.

4.8 Salus Amendment. The Company shall promptly (but in no event more than one (1) Business Day following the Closing) take all action required by Section 3 of the Salus Amendment to cause the Salus Amendment to become effective.

ARTICLE V

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire the Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date); and

(b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(d) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a Material Adverse Effect.

(e) Follow-On Offering. The Underwriters shall have purchased, concurrent with the purchase of the Securities by the Investors hereunder, the shares of Common Stock in Follow-On Offering at the same purchase price (less any underwriting discounts or commissions) per Conversion Share payable by the Investors hereunder (assuming full conversion of the Notes).

(f) Company Deliverables. The Company shall have delivered the deliverables specified in Section 2.2(a) of this Agreement.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date); and

(b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

(c) Follow-On Offering. The Underwriters shall have purchased, concurrent with the purchase of the Securities by the Investors hereunder, the shares of Common Stock in Follow-On Offering at the same purchase price (less any underwriting discounts or commissions) per Conversion Share payable by the Investors hereunder (assuming full conversion of the Notes).

(d) Investor Deliverables. The Investors shall have delivered the deliverables specified in Section 2.2(b) of this Agreement.

ARTICLE VI

REGISTRATION RIGHTS

6.1 Required Registration Statement.

(a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit C.

(b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date that all Conversion Shares covered by such Registration Statement have been sold or can be sold publicly under Rule 144 without volume limitations by the holders of the Registrable Securities (the “Effectiveness Period”). Upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date.

(c) If the Company receives SEC Comments to a Registration Statement filed pursuant to Section 6.1(a), the Company shall be obligated to use its commercially efforts to advocate with the SEC for the registration of all of the Registrable Securities requested to be included in the Registration Statement in accordance with applicable SEC guidance. If it is determined by the Company that all of the Registrable Securities requested to be included in a Registration Statement cannot be included due to the SEC Comments, then the Company shall use its commercially reasonable efforts to prepare and file as expeditiously as practicable, such number of additional Registration Statements as may be necessary in order to ensure that all Registrable Securities are covered by an existing and effective Registration Statement. Any cutbacks of Registrable Securities from a Registration Statement filed pursuant to Section 6.1(a), due to SEC Comments shall be applied to the Investors pro rata in accordance with the number of such Registrable Securities sought to be included in such Registration Statement by reference to the number of such Purchaser’s Registrable Securities relative to all outstanding Registrable Securities.

(d) The Company shall notify the Investors in writing promptly (and in any event within two Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(e) Should an Event (as defined below) occur, then, upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) of the purchase price paid by such Investor for the Notes purchased under this Agreement; provided, however, that the total amount of payments pursuant to this Section 6.1(e) shall not exceed, when aggregated with all such payments paid to all Investors under this Section 6.1(e), five percent (5%) of the aggregate purchase price of the Notes purchased pursuant to this Agreement. The payments to which an Investor shall be entitled pursuant to this Section 6.1(e) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall be made no later than three (3) Business Days following the occurrence of the Event or on the monthly anniversary of such Event and shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month. Notwithstanding the foregoing, the maximum payment to an Investor associated with all Events in the aggregate shall not exceed (i) in any 30-day period, an aggregate of 1.0% of the purchase price paid by such Investor for its Notes and (ii) 5.0% of the purchase paid by such Investor for its Notes.

For such purposes, each of the following shall constitute an “Event”: (i) the Registration Statement required to be filed by Section 6.1(a) is not filed on or prior to the Filing Date; or (ii) the Registration Statement required to be filed by Section 6.1(a) is not declared effective on or prior to the Required Effectiveness Date.

(f) The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.

(g) Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement required to be filed under Section 6.1(a) other than the Registrable Securities.

6.2 Demand Registration.

(a) At any time following the first anniversary date of the Closing Date, Excluded Investors holding at least fifty percent (50%) of the Registrable Securities held by the Excluded Investors (the “Demanding Investors”) may make a written demand for registration under the Securities Act of an underwritten offering of all or part of their Registrable Securities held by the Investors (a “Underwritten Demand Registration Request”). The Company shall cause each Registration Statement required to be filed under this Section 6.2(a) to be declared effective under the Securities Act as soon as possible but, in any event, no later than One Hundred and Fifty (150) days after the Company received the Underwritten Demand Registration Request. Upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date. The Company shall not be obligated to effect more than an aggregate of one registration under this Section 6.2(a) in respect of Registrable Securities.

(b) If in any requested registration made pursuant to Section 6.2(a) hereof the lead managing underwriter of such offering advises the Company that, in its view, the number of securities requested to be included in such registration by the Investors or any other Persons, including those shares of

Common Stock requested by the Company to be included in such registration, exceeds the largest number (the “Sale Number”) that can be sold in an orderly manner in such offering within a price range acceptable to the Investors, the Company shall use its best efforts to include in such registration:

(i) first, all Registrable Securities requested to be included in such registration by the Investors; provided, however, that, if the number of such Registrable Securities exceeds the Sale Number, the number of such Registrable Securities (not to exceed the Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Investors requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Investor requesting inclusion in relation to the number of Registrable Securities owned by all Investors requesting inclusion; and

(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 6.2(b) is less than the Sale Number, any other securities that the Investors propose to register, up to the Sale Number; and

(iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 6.2(b) is less than the Sale Number, any securities that the Company proposes to register for its own account and any securities that any other Person proposes to register, up to the Sale Number.

If, as a result of the proration provisions of this Section 6.2, any Investor shall not be entitled to include all Registrable Securities in a registration that such Investor has requested be included, such Investor may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Investor shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(c) The lead managing underwriter to be used in connection with such registration shall be selected by the Demanding Investors.

(d) The Company shall (together with all Investors selling Registrable Securities) enter into an underwriting agreement in customary form with the lead managing Underwriter selected pursuant to Section 6.2(c) above, and each Investor participating in such underwritten offering

6.3 Effectiveness of Registration Statement. Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Board of Directors determines in good faith, by appropriate resolutions, that, the disclosure of material non-public information concerning the Company (A) would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6.3 may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period. Immediately after the end of any suspension period under this Section 6.3, the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

6.4 Registration Procedures. In connection with the Company’s registration obligations under Sections 6.1 and 6.2, the Company shall:

(a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Investors who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b) (i) Subject to Section 6.3, prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 15 Trading Days (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Investors as promptly as reasonably possible, and (if requested by the Investors) confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) If requested by an Investor, provide such Investor without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such

Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Conversion Shares to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such Conversion Shares on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.

(j) Upon the occurrence of any event described in Section 6.4(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(l) Comply with all rules and regulations of the SEC applicable to the registration of the securities.

(m) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor that such Investor furnish to the Company the information specified in Exhibits A-1, A-2 and A-3 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit C hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(n) The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.5 Registration Expenses – Registration Required by Section 6.1. The Company shall pay all fees and expenses incurred by the Company in connection with (and incident to) the performance of its obligations under Section 6.1 of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. The Company shall also pay reasonable attorneys’ fees and expenses incurred in connection with the legal review of the Registration Statement filed pursuant to Section 6.1 on behalf of the Investors to one counsel designated by the Investors in an amount not to exceed $5,000.

6.6 Registration Expenses – Registration Required by Section 6.2. The Investors participating in any registration pursuant to Section 6.2 of this Agreement shall pay all fees and expenses incurred by the Company in connection with (and incident to) the performance of its obligations under Section 6.2 of this Agreement by the Company (pro rata among the participating Investors based on the number of Registrable Securities included in such registration by such participating Investors), including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, the underwriter and the Investors, (e) fees and expenses of all other non-Affiliated Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, fees and expenses payable to the underwriter engaged by the Company and the Company’s accountants), and (f) all listing fees to be paid by the Company to the Trading Market; provided, however, the Investors shall not be responsible for any allocation of internal expenses of the Company (including salaries and expenses of the Company’s officers and employees). Notwithstanding the foregoing, to the extent the Company or any Person (other than the Investors) include securities in any registration pursuant to Section 6.2 of this Agreement, the Company or such Persons, as applicable, shall bear their pro rata share of such expenses based on the number of securities held by the Company or such Persons to be included in such registration compared to the total number of securities to be included in such registration.

6.7 Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnified Party (as defined in Section 6.7 (c) below) by a third party (including for these purposes a derivative action brought on behalf of the Company), arising out of or resulting from (x) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (z) the status of Indemnified Party as holder of the Securities (unless, and only to the extent that, such action, suit or claim is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any conduct by such Investor that constitutes fraud, gross negligence or willful misconduct) or (iv) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement, or (B) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in (i) Exhibits A-1, A-2 and A-3 and the Plan of Distribution set forth on Exhibit C, as the same may be modified by such Investor or (ii) in writing constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6.7(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, Knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.7(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.7(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.8 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.4(c)(v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

6.9 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor not then eligible to sell all of their Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor or other holder. If an offering in connection with which an Investor is entitled to registration under this Section 6.9 is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters.

ARTICLE VII

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Investor (as to itself only), by written notice to the other parties, if the Closing has not been consummated by the fifth Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2 Fees and Expenses. The Company shall reimburse Prentice Capital Management, LP for all out-of-pocket costs and expenses (including, without limitation, as applicable, all legal fees) incurred by it in connection with this Agreement and the transactions contemplated by this Agreement. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Securities.

7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by (i) in the case of Section 6.1, Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates (which majority must include the Lead Investor) or (ii) in the case of Section 6.2, the Lead Investor.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.7 and (in each case) may enforce the provisions of such Section directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REAGRD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD DEFER TO THE LAW OF ANOTHER JURISDICATION. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

dELiA*s, INC.

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Address for Notice: dELiA*s, Inc. 50 West 23rd Street New York, New York 10010 Tel: (212) 590-6204 Fax: (212) – 590-6310 Attn: General Counsel

With a copy to: Troutman Sanders LLP The Chrysler Buildings 405 Lexington Avenue New York, New York 10174 Tel: (212) 704-6000 Fax: (212) 704-6288 Attn: William D. Freedman, Esq.

COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Valinor Capital Partners, L.P.

By:	/s/ David Angstreich
	Name:	David Angstreich
	Title:	Authorized Signatory

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Valinor Capital Partners Offshore Master Fund, L.P.

By:	/s/ David Angstreich
	Name:	David Angstreich
	Title:	Authorized Signatory

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Leon Cooperman

By:	/s/ Leon Cooperman
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Prendel LLC

By:	/s/ Michael Zimmerman
	Name:	Michael Zimmerman
	Title:	Managing Member

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

North Run Master Fund, LP

By:	/s/ Thomas B. Ellis
	Name:	Thomas B. Ellis
	Title:	Member, North Run Advisors, LLC (GP of GP of Investor)

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Morris Goldfarb

By:	/s/ Morris Goldfarb
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Jeffrey Goldfarb

By:	/s/ Jeffrey Goldfarb
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Laura Finvarb

By:	/s/ Laura Finvarb
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

P.A.W. Small Cap Partners, L.P.

By:	/s/ Peter A. Wright
	Name:	Peter A. Wright
	Title:	C.I.O. and General Partner

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 25, 2013 (the “Purchase Agreement”) by and among dELiA*s, Inc. and the Investors (as defined therein), as to the principal amount of the Notes set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Tracy Gardner

By:	/s/ Tracy Gardner
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Principal Amount of Notes: $

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

Annexes:

A	Form of Notes

Exhibits:

A	Instruction Sheet for Investors

B	Opinion of Company Corporate Counsel

C	Plan of Distribution

D	Company Transfer Agent Instructions

THESE SECURITIES (AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES) HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 3 HEREOF.

dELiA*s, Inc.

SECURED CONVERTIBLE NOTE

Issuance Date: [ ], 2013	Original Principal Amount: U.S. $[ ]

Note No.:

FOR VALUE RECEIVED, dELiA*s, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [                    ] or its registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced in connection with the automatic conversion of this Note, the “Principal”) on the Maturity Date and to pay interest (“Interest”) on any outstanding Principal at the Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same is paid in full, whether upon the Maturity Date, the Conversion Date (as defined below) or otherwise (in each case in accordance with the terms hereof). Upon payment in full of all Principal and Interest payable hereunder (or upon conversion of this Note (as defined below) in accordance with Section 3 hereof, together with payment of any Interest due and owing upon conversion in accordance with Section 3 hereof), this Note shall be surrendered to the Company for cancellation. This Secured Convertible Note (including all Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Secured Convertible Notes issued pursuant to the Purchase Agreement (as defined below) on the Issuance Date (collectively, the “Notes” and such other Secured Convertible Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 24.

1. PAYMENTS OF PRINCIPAL. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal and all accrued and unpaid Interest. Any such payment shall be applied pro rata to the Note and the Other Notes in accordance with the respective Principal amounts thereof. The Company may not prepay any portion of the outstanding Principal or accrued and unpaid Interest.

2. INTEREST; INTEREST RATE. Interest on this Note shall (i) accrue at the Interest Rate, (ii) commence accruing on the Issuance Date, (iii) be computed on the basis of a 365-day year for the actual number of days elapsed, and (iv) be payable in cash to the Holder on the earlier of the Conversion Date and the Maturity Date. From and after the occurrence and during the continuance of any Event of Default, the applicable Interest Rate shall automatically be increased by two percent (2%) per annum above the Interest Rate otherwise applicable in accordance with the terms hereof (the “Default Rate”). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure.

3. CONVERSION. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 3.

(a) Automatic Conversion. If at any time after the Issuance Date and prior to the Maturity Date, the Company obtains Stockholder Approval, then the outstanding Principal amount of this Note automatically shall convert into shares of Common Stock at the Conversion Price (as defined below) as of 12:00 noon, New York City time, on the Stockholder Approval Date; provided that such conversion shall not occur if an Event of Default has occurred and is continuing on the Stockholder Approval Date. If an Event of Default that occurred prior to the Stockholder Approval Date and was continuing on the Stockholder Approval Date is subsequently cured prior to the earlier to occur of (i) the Maturity Date and (ii) the acceleration of this Note by the Holder, then the Note shall automatically convert into shares of Common Stock at the Conversion Price as of 12:00 noon, New York City time on the date of such cure. Accrued and unpaid interest on the Conversion Date shall be payable in cash by the Company. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. Except as provided in this Section 3(a), this Note shall not be convertible into shares of Common Stock.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing (x) the outstanding Principal amount of this Note as of 12:00 noon, New York City time, on the Conversion Date by (y) the Conversion Price.

(c) Mechanics of Conversion. The Company shall notify the Holder of the automatic conversion in writing within one (1) Trading Day after the Conversion Date. Within three (3) Trading Days after the Conversion Date, the Company shall cause the Transfer Agent to issue, and the Company shall deliver, to the address of such Holder set forth in the Purchase Agreement or to such address as specified by the Holder in writing to the Company at least two (2) Business Days prior to the Conversion Date, a certificate, registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. With respect to Interest payable in cash, the Company shall pay to the Holder within two (2) Business Days of the Conversion Date, in cash in accordance with Section 17(c), the amount of any such Interest payable on the Conversion Date.

4. GRANT OF SECURITY INTEREST. As collateral security for the Obligations, the Company hereby grants to Prendel LLC, for itself as a Holder of a Note and on behalf of all of the holders of the Other Notes (in such capacity, the “Lead Investor”), a continuing, first priority security interest in the Deposit Account, all funds therein, and all cash and non-cash proceeds thereof (collectively, the “Collateral”). The security interest in the Collateral shall remain in effect until all of the Obligations to the holders of the Notes are fully paid and satisfied.

5. RIGHTS UPON EVENT OF DEFAULT.

(a) Event of Default. Each of the following events shall constitute an “Event of Default”:

(i) the Company’s failure to pay to the Holder any amount of Principal or Interest when and as due under this Note and the continuation of such failure for a period of at least five (5) Trading Days;

(ii) the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action;

(iii) the commencement against the Company by a third party of bankruptcy, insolvency, reorganization or liquidation proceedings or other similar proceedings for the relief of debtors and the same shall not be dismissed within sixty (60) days of their initiation;

(iv) any representation or warranty made by the Company in Section 3.1 of the Purchase Agreement shall prove to be incorrect as of the time it was made and all such incorrect representations and warranties made by the Company shall, when taken together in the aggregate, result in a Material Adverse Effect;

(v) the Company shall (i) merge with any Person, other than a merger with any subsidiary of the Company in which the Company is the surviving corporation, (ii) sell all or substantially all of its assets to any person or entity, or (iii) sell any equity interests of the Company if, after giving effect to such sale of equity interests of the Company, any person or group (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), would own more than 50% of the issued and outstanding equity interests of the Company; or

(vi) the Company shall breach any of the covenants set forth in Section 10 of this Note or in Section 4.5 of the Purchase Agreement.

Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall promptly deliver written notice thereof via facsimile and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(b) If an Event of Default specified in Sections 5(a)(i), 5(a)(iv), 5(a)(v) or 5(a)(vi) occurs, then the Holder may, by written notice to the Company, declare this Note to be forthwith due and payable, as to Principal and all accrued Interest, whereupon this Note shall become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company. If any Event of Default specified in Sections 5(a)(ii) or (iii) occurs, the Principal of and accrued Interest on this Note shall automatically forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company.

(c) If any Event of Default shall have occurred and be continuing:

(i) The Lead Investor, on behalf of the holders of the Notes, may exercise in respect of the Collateral all of the rights and remedies of a secured party upon default under the Uniform Commercial Code and under applicable law. Any surplus of the Collateral held by the Lead Investor remaining after the payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(ii) In the event that the proceeds of any such sale, collection or realization are insufficient to pay the Obligations, the Company shall be liable for the deficiency, together with interest thereon at the Default Rate.

(iii) The Lead Investor shall not be required to marshal any present or future collateral security (including, but not limited to, the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Lead Investor’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Company lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lead Investor’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

(iv) Upon the indefeasible payment in full of the Obligations, (i) the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Company, and (ii) the Investors will, upon the Company’s request and at the Company’s expense, (A) return to the Company such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever. Notwithstanding the foregoing, the Obligations shall continue to be effective or shall be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned

(d) If any Event of Default occurs and is continuing, the Holder may pursue any available remedy to collect the payment of Principal and Interest or to enforce the performance of any provision of this Note. If an Event of Default occurs and is continuing, the holder of this Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. No course of dealing and no delay on the part of the holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

6. RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or similar action) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or similar action) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 6(a) shall become effective immediately after the effective date of such subdivision or combination.

(b) Calculations. All calculations under this Section 6 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

7. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

8. RESERVATION OF AUTHORIZED SHARES. The Company shall initially reserve out of its authorized and unissued Common Stock, and for so long as any of the Notes are outstanding the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, a number of shares of Common Stock equal to the maximum number of Conversion Shares issuable pursuant to the Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein). If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of the Notes, without limitation of such other remedies as shall be available to the Holder of this Note, the Company will use its commercially reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes

9. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law (including, but not limited to, the Delaware General Corporation Law).

10. COVENANTS. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms:

(a) Rank. All payments due under this Note shall rank pari passu with all Other Notes.

(b) Preservation of Existence, Etc. The Company shall maintain and preserve its existence, rights and privileges.

(c) Incurrence of Indebtedness. Without the approval of the Board of Directors of the Company by a vote of at least 4 of the 5 members of the Board of Directors of the Company, the Company shall not (y) create, incur, assume, suffer to exist or otherwise become or remain liable with respect to, any indebtedness for borrowed money other than pursuant to the Credit Agreement or (z) grant any Lien (as defined in the Purchase Agreement) on the assets of the Company or its subsidiaries; provided, however, that the foregoing restriction shall not, subject to Section 10(f)(ii) of this Note, in any way, apply to, prohibit or otherwise restrict (i) the Salus Liens (as defined in the Purchase Agreement) or (ii) any other Liens that are permitted under the Credit Agreement.

(d) Issue Securities. Without the approval of the Board of Directors of the Company by a vote of at least 4 of the 5 members of the Board of Directors of the Company, the Company shall not issue or sell any shares of the capital stock of the Company or issue any options, warrants or convertible securities, other than pursuant to (i) the Follow-On Offering (as defined in the Purchase Agreement), (ii) that certain Stockholder Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, (iii) the exercise of options or warrants to purchase shares of the Company equity interests existing on the date hereof and (iv) the grant of options or the issuance of shares of restricted stock to officers, directors and employees pursuant to the Company’s equity incentive plans (and the exercise of any such options granted after the date hereof).

(e) Deposit Account Control Agreement. Within fifteen (15) days of the Issuance Date, the Company will cause the bank or financial institution at which the Deposit Account shall be maintained to enter into with the Company and the Lead Investor a deposit account control agreement in form and substance acceptable to the Lead Investor (such acceptance not to be unreasonably withheld or delayed). The Lead Investor will promptly comment on the form of deposit account control agreement.

(f) Use of Proceeds of Deposit Account Control Agreement. For so long as the Notes are outstanding, the Company shall not (i) use or withdraw any of the proceeds in the Deposit Account (except for an amount equal to the Principal amount of the Notes so converted into Common Stock in accordance with the terms of the Notes) or (ii) grant any Lien on or any Person (other than Lead Investor, on behalf of the holders of the Notes) any interest in the Deposit Account or the proceeds thereof.

11. AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

12. TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder in whole or in part, subject only to the provisions of the restrictive legend set forth at the top of the first page of this Note; provided that, so long as no Event of Default has occurred and is continuing, any such sale, assignment or transfer shall be subject to the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned; provided, further, that any partial offer, sale, assignment or transfer of this Note shall be in a principal amount not less than $250,000.

13. REISSUANCE OF THIS NOTE.

(a) Transfer. If this Note is to be transferred as permitted under Section 12 above, the Holder shall surrender this Note to the Company along with a duly executed copy of the transfer instrument attached hereto as Exhibit A, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 13(c)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 13(c)) to the Holder representing the outstanding Principal not being transferred.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 13(c)) representing the outstanding Principal.

(c) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding, (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal and Interest of this Note, from the Issuance Date.

14. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 10).

15. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the Purchase Agreement shall have the meanings ascribed to such terms on the Issuance Date in the Purchase Agreement unless otherwise consented to in writing by the Holder.

16. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

17. NOTICES; CURRENCY; PAYMENTS.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 7 of the Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.

(b) Currency. All principal, interest and other amounts owing under this Note or any Transaction Document that, in accordance with their terms, are paid in cash, shall be paid in United States Dollars (“U.S. Dollars”).

(c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by (i) wire transfer of immediately available funds to such Person according to wire transfer instructions previously provided to the Company in writing or (ii) a certified check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

18. CANCELLATION. After all Principal and accrued Interest at any time owed on this Note have been paid in full (or upon conversion of this Note in accordance with Section 3 hereof, together with payment of any Interest due and owing upon conversion in accordance with Section 3 hereof), this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

19. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

20. SEVERABILITY. If any provision of this Note is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

21. GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD DEFER TO THE LAW OF ANOTHER JURISDICATION. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR THE HOLDER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE HOLDER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR

PROCEEDING IS IMPROPER. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE HOLDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

22. MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and, if there shall remain any excess after such application, such excess shall be refunded to the Company.

23. APPOINTMENT OF LEAD INVESTOR.

(a) Appointment. The Holder hereby designates Lead Investor to act as agent (“Agent”) for the holders of the Notes with respect to any and all actions taken by the Lead Investor, on behalf of the holders of the Notes and the other Transaction Documents with respect to the Collateral (including under Section 4 and Section 5(c) hereof). The Holder hereby irrevocably authorizes Lead Investor to take such action on its behalf with respect to the Collateral under the provisions of this Agreement and the other Loan Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Lead Investor by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Lead Investor shall hold all Collateral, payments of principal and interest, fees, charges and collections received pursuant to the Transaction Documents in its capacity as Agent (and not in its individual capacity as a holder of a Note), for the ratable benefit of the holders of the Notes in proportion to the aggregate amounts then due and owing to the holders under the Notes. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by the Transaction Documents, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the other Transaction Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

(b) Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in the Notes. Neither Agent nor any of its officers, directors, partners, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by the Company contained in any of the Transaction Documents or for any failure of the Company to perform its obligations under any of the Transaction Documents. Agent shall not be under any obligation to any holder of the Notes to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of the Company. The duties of Agent shall be mechanical and administrative in nature; Agent shall not by reason of the Transaction Documents have a fiduciary relationship in respect of the Holder or any other holder of the Notes; and nothing herein, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of the Transaction Documents except as expressly set forth herein.

(c) Lack of Reliance on Agent and Resignation. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Transaction Documents or existence of any Event of Default. Agent may resign on thirty (30) days’ written notice to each of the holders of the Notes and the Company and upon such resignation, the Required Holders will promptly designate a successor Agent. Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term “Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent’s resignation as Agent, the provisions of this Section 23 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

(d) Certain Rights of Agent. If Agent shall request instructions from the holders of the Notes with respect to any act or action (including failure to act) in connection with the Notes or with respect to the Collateral, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Holders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, the holders of the Notes shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Holders.

(e) Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, email, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Notes and the other Transaction Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

(f) Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder, unless Agent has received written notice from a holder of the Notes or the Company referring to the Notes, describing such Event of Default and stating that such notice is a “notice of default”. In the event that Agent receives such a notice, Agent shall give notice thereof to the holders of the Notes. Agent shall take such action with respect to such Event of Default in respect of the Collateral as shall be reasonably directed by the Required Holders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default in respect of the Collateral as it shall deem advisable in the best interests of the holders of the Notes.

(g) Indemnification. To the extent Agent is not reimbursed and indemnified by the Company, each holder of the Notes will reimburse and indemnify Agent in proportion to its respective portion of the Notes outstanding, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of the Notes or the other Transaction Documents; provided that, the holders of the Notes shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent’s gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment).

(h) Agent in its Individual Capacity. With respect to the rights of Agent arising under the Note purchased by it and the other Transaction Documents to which it is a party, the Agent shall have the same rights and powers hereunder as any other holder of the Notes as if it were not performing the duties as Agent specified herein.

24. COLLECTION. The Company agrees to pay all reasonable costs and expenses incurred by the Holder or the Agent, on behalf of the holders of the Notes, including reasonable attorneys’ fees (including those for appellate proceedings), incurred in connection with any Event of Default or in connection with the collection or attempted collection or enforcement hereof, whether or not legal proceedings may have been instituted.

25. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b) “Collateral” shall have the meaning assigned to that term in the Purchase Agreement.

(c) “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(d) “Conversion Date” means the date upon which this Note is converted pursuant to Section 3(a).

(e) “Conversion Price” means, $1.05, subject to adjustment as provided herein.

(f) “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Notes.

(g) “Credit Agreement” means that certain Credit Agreement, dated as of June 14, 2013, as amended to date and in effect from time to time, among the Company, as the Lead Borrower for the Borrowers named therein, the Guarantors named therein, Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent, and the other lenders party thereto.

(h) “Deposit Account” means the deposit account of the Company established by the Company for the purpose of holding the proceeds of the Notes during the period provided for in the Purchase Agreement.

(i) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(j) “Interest Rate” means Seven and Twenty-Five Hundredths percent (7.25%) per annum. The “Interest Rate” shall in all cases be subject to adjustment as set forth in Section 2.

(k) “Material Adverse Effect” shall mean any set of circumstances or events which (i) has or could reasonably be expected to have any material adverse effect upon the business, properties, assets, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, (ii) impairs or could reasonably be expected to impair the ability of the Company to perform its obligations under the Transaction Documents, or (iii) impairs or could reasonably be expected to impair the ability of the Holder to enforce its legal remedies pursuant to the Transaction Documents.

(l) “Maturity Date” means the earlier of (i) [            , 20    ]3 and (ii) the Trading Day after the Stockholder Meeting (as defined in the Purchase Agreement) if Stockholder Approval is not obtained at the Stockholder Meeting.

(m) “Obligations” means for so long as the Notes are outstanding, the payment by the Company, as and when due and payable (by scheduled maturity, acceleration, demand or otherwise, but not including the payment of any Notes by conversion thereof into shares of Common Stock), of all principal and interest from time to time owing by the Company under the Notes, including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Company, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of an Insolvency Proceeding.

(n) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

[3]	6 months from the Issuance Date.

(o) “Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the Issuance Date, by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes and the Warrants, as may be amended, modified or supplemented from time to time.

(p) “Principal Market” means the Nasdaq Global Market.

(q) “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding (which majority must include the Lead Investor).

(r) “Stockholder Approval” means approval by the stockholders of the Company of the issuance of all of the Conversion Shares issuable under the Notes in accordance with applicable law and the rules and regulations of the Principal Market.

(s) “Salus Liens” shall have the meaning ascribed to it in the Purchase Agreement.

(t) “Stockholder Approval Date” the date on which the Company obtains Stockholder Approval.

(u) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(v) “Transaction Documents” means this Note, the Other Notes, the Purchase Agreement, together with any amendments, restatements, extensions or other modification thereto.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

dELiA*s, Inc.

By:
Name:
Title:

EXHIBIT A

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto [NAME OF ASSIGNEE] the within instrument of dELiA*s, Inc. and does hereby irrevocably constitute and appoint [            ] as Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Dated:             , 20

By:
Name:
Title:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Exhibit A

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

Provide the information requested by the Investor Questionnaire:

2.	Exhibit A-1 - Investor Questionnaire.

Provide the information requested by the Registration Statement Questionnaire:

3.	Exhibit A-2 - Registration Statement Questionnaire.

Provide the information requested by the Investor Certificate:

4.	Exhibit A-3 - Investor Certificate. Please provide Certificate 1 or Certificate 2, as applicable.

Return Documents to the Company.

5.	Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits A-1 through A-3, to:

Facsimile:

Telephone:

Attn:

6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits A-1 through A-3 to:

Address:

B.	Instructions regarding the wire transfer of funds for the purchase of the Securities will be telecopied to the Investor by the Company at a later date.

Exhibit A-1

dELiA*s, Inc.

INVESTOR QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Notes are to be registered in (this is also the name that will appear on the stock certificate(s) for the Conversion Shares). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit A-2

dELiA*s, Inc.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1. Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Notes and Conversion Shares owned by the Investor:

2. Address of your organization:

Telephone:

Fax:

Contact Person:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

                 Yes                                     No

If yes, please indicate the nature of any such relationship below:

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

                 Yes                                     No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

                 Yes                                     No

If yes, please describe the nature and amount of such arrangements.

7. FINRA Matters

(a) State below whether (i) you or any associate or affiliate of yours are a member of the FINRA, a controlling shareholder of an FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes:	No:

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

        (b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes:	No:

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated:

Name

Signature

Name and Title of Signatory

Exhibit A-3

dELiA*s, Inc.

INVESTOR CERTIFICATE

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate 1. If the Investor is an individual, such individual must complete, date and sign Certificate 2.

CERTIFICATE 1

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,

TRUST, FOUNDATION AND JOINT INVESTORS

The undersigned certifies that the representations and responses below are true and accurate:

(a) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

           Limited Partnership

           General Partnership

           Limited Liability Company

           Corporation

           Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

           Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

           Other form of organization (indicate form of organization (

).

(c) Indicate the approximate date the undersigned entity was formed:                                         .

(d) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

3. An insurance company as defined in Section 2(13) of the Securities Act;

4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

11. An entity in which all of the equity owners qualify under any of the above or below subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

a.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of the purchase exceeds $1,000,000[1]; and/or

b.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year; and/or

c.	Any director or executive officer of the Company.

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:             , 2013

Print Name of Investor

Name:
Title:

(Signature and title of authorized officer, partner or trustee)

[1]	“Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the securities are purchased or acquired, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

CERTIFICATE 2

CERTIFICATE FOR INDIVIDUALS

The undersigned certifies that the representations and responses below are true and accurate:

(a) The Investor has the authority and capacity to invest in the Company.

(b) In order for the Company to offer and sell the securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of the purchase exceeds $1,000,000[2]; and/or

2.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year; and/or

3.	Any director or executive officer of the Company.

(Please note that “income” does not refer simply to gross income or total revenues. For instance, if appropriate, your operating expenses or costs of revenues should be deducted from your total income, if those amounts are material. Your “income” for a particular year may be calculated by adding to your adjusted gross income as calculated for federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal residence during the past two years and the dates during which you maintained your principal residence in each state, (ii) state(s), if any, in which you are registered to vote; (iii) states, if any, in which you hold a driver’s license, and (iv) state(s), if any, in which you pay income taxes.

[2]	“Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the securities are purchased or otherwise acquired, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

Please set forth in the space provided below the name, address and title/capacity (e.g., parent, legal guardian, joint owners (if securities are held jointly), executor, etc.) of each person, if any, that has the sole or shared power to vote or to direct the vote the Securities.

Dated:             , 2013

Print Name of Investor

Signature of Investor

Print Name of Joint Investor

Signature of Joint Investor

Exhibit B

OPINION OF COMPANY COUNSEL

Exhibit C

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

Exhibit D

COMPANY TRANSFER AGENT INSTRUCTIONS

[TRANSFER AGENT]

[                    ]

[                    ]

Attention: [                    ] Representative

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of [Month]     ], 2013(the “Agreement”), by and among dELiA*s, Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders Convertible Notes (the “Notes”) which are convertible into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company (“Conversion Shares”).

In connection with the consummation of the transactions contemplated by the Agreement, this letter shall serve as our irrevocable authorization and direction to you:

(i) to issue (provided that you are the transfer agent of the Company at such time) upon further written direction of the Company to be provided after the Company obtains the approval of its stockholders to issue the Conversion Shares, an aggregate of [            ] shares of our Common Stock in the names and denominations set forth on Annex I attached hereto. The certificates should bear the legend set forth on Annex II attached hereto and “stop transfer” instructions should be placed against their subsequent transfer. Kindly deliver the certificates to the respective delivery addresses set forth on Annex I via hand delivery or overnight courier. We confirm that these shares will be validly issued, fully paid and non-assessable upon issuance; and

(ii) to issue (provided that you are the transfer agent of the Company at such time) certificates for the Conversion Shares upon transfer or resale of the Conversion Shares and receipt by you of certificate(s) for the Conversion Shares so transferred or sold (duly endorsed or accompanied by stock powers duly endorsed, in each case with signatures guaranteed and otherwise in form eligible for transfer).

You acknowledge and agree that so long as you have previously received written confirmation from the Company’s legal counsel that the Conversion Shares are eligible for sale in conformity with Rule 144(c)(i) under the Securities Act of 1933, as amended, then, unless otherwise required by law, within three (3) business days of your receipt of certificates representing the Conversion Shares, you shall issue the certificates representing the Conversion Shares to the Holders or their transferees, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the Securities Act is attached hereto as Annex II.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact our counsel, [                    ], Esq., at [(        )         -        ].

Very truly yours,

dELiA*s, Inc.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this      day of [Month], 20[    ]

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

ANNEX II

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[TRANSFER AGENT]

[                    ]

[                    ]

Attention: [                    ] Representative

Re:	dELiA*s, Inc.

Ladies and Gentlemen:

We are counsel to dELiA*s, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of July [    ], 2013 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers Convertible Notes (the “Notes”) which are convertible into shares of common stock, par value $0.001 per share (“Common Stock”), of the Company (the “Conversion Shares”). Pursuant to the Securities Purchase Agreement, the Company agreed to register the resale of the Conversion Shares (collectively, the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Securities Purchase Agreement, on [Month]     ], 20[    ], the Company filed a Registration Statement on Form S-3 (File No. 333-[            ] ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [            ] [a.m.][p.m.] on [            ], 20[    ], and we have no Knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Schedule 3.1(a)

None

Schedule 3.1(f)

1.	Preferred Stock: $.001 par value, 25,000,000 shares authorized, none issued.

2.	Common Stock, $.001 par value, 100,000,000 shares authorized, 32,848,453 shares issued and outstanding.

3.	4,201,968 shares of common stock, $.001 par value, are issuable pursuant to options granted under the Company’s 2005 Stock Incentive Plan.

4.	215,343 shares of common stock, $.001 par value, are issuable pursuant to the exercise of warrants issued by the Company.

Schedule 3.1(h)

None

Schedule 3.1(v)

None

SPECIAL MEETING OF STOCKHOLDERS OF

dELiA*s, INC.

October 24, 2013, 9:00 a.m.

Troutman Sanders LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, OCTOBER 24, 2013.

The Proxy Statement and Form of Proxy

are available at http://www.astproxyportal.com/ast/14450/.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

20530304000000000000 3	080613

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

		FOR	AGAINST	ABSTAIN
1.	Proposal to ratify the terms of the sale and issuance of an aggregate of $21,775,000 in principal amount of Secured 7.25% Convertible Notes and to approve the issuance of 20,738,100 shares of common stock into which the Notes are automatically convertible, as required by and in accordance with NASDAQ Marketplace Rule 5635(c) and (d).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposal listed above.	☐	☐	☐

This Proxy when executed will be voted in the manner directed herein.

If no direction is made, this Proxy will be voted FOR Proposal No. 1 and FOR Proposal No. 2.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator,

          attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

dELiA*s, INC.

PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS

October 24, 2013

dELiA*s, Inc.’s Board of Directors Solicits This Proxy

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 23, 2013, in connection with the Special Meeting of dELiA*s, Inc. (the “Company”) to be held at 9:00 a.m., local time, on Thursday, October 24, 2013 at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Ryan A. Schreiber and David J. Dick, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy.

(Continued and to be signed on the reverse side.)

☐	14475	☐